HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-3574 - PremierSolutions Standard
333-72042	HV-4899 – PremierSolutions New Jersey Institutions of Higher Education
333-72042	HV-5244 - PremierSolutions Standard (Series II)
333-72042	HV-5795 - PremierSolutions Standard (Series A)
333-72042	HV-6779 - PremierSolutions Standard (Series A-II)

333-151805	HV-6776 - Premier InnovationsSM
333-151805	HV-6778 - Premier InnovationsSM (Series II)

Supplement dated December 20, 2016 to your Prospectus

SHARE CLASS CHANGE

Oakmark Equity and Income Fund – Class II Shares

Effective November 30, 2016, Class II shares of the Oakmark Equity and Income Fund was re-designated Service Class Shares.

As a result of the change, all references to Class II shares for the Oakmark Equity and Income Fund in your Prospectus are deleted and re-designated as Service Class Shares.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.